SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 30, 1997


                             Davin Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


         33-18521-NY                                      11-2854355
  ------------------------                     ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)



8/F Casey Ind. Bldg., 18 Bedford Rd., Taikoktsui, Kawloon, Hong Kong
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(Address of principal executive offices)                             (Zip Code)

461 Beach 124 Street,  Belle Harbor,  NY  11694
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(Former name or former address)            (Zip Code)
Registrant's telephone number, including area code:  (852) 2396-0147
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           Exhibit Index is on page __ of the manually executed copy.









                               Page 1 of ___ pages


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ITEM 1.       CHANGE IN CONTROL OF REGISTRANT.
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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.
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              As of December 30, 1997, Davin Enterprises, Inc., a Delaware
corporation (the "Registrant") consummated a transaction, whereby the Registrant acquired all of the issued and outstanding shares of Creative Master Limited, a Hong Kong corporation ("CML") in exchange for the issuance by the Registrant of 48,060,000 shares of restricted common stock to CML shareholders pursuant to the Share Exchange Agreement (the "Agreement"), dated as of December 15, 1997, by and between the Registrant and CML (the "Closing").

              The Registrant is a manufacturer of premium collectable replica racing and classic cars. CML's headquarters are in Hong Kong and its manufacturing operations are in Southern China, employing currently approximately 2,500 employees.

              As a result of the acquisition, there are approximately 49,997,452 shares of Common Stock issued and outstanding.

              Upon the Closing, the present officers and directors of the Registrant resigned their respective positions, and were replaced with the designees of CML. The new officers and directors of the Registrant are: Carl Tong Ka Wing President, Secretary and director; Kwok Sheck Pui, Chief Operating Officer and director; Chou Kong Seng, director.

              The name of each person known to the Registrant to own more than 5% of the securities of the Registrant, persons issued shares pursuant to the Agreement, the current directors and executive officers of the Registrant and the percentage of the total issued and outstanding Common Stock (the only voting securities) of the Registrant owned by such persons as of January 14, 1998, is as follows:



                                     AMOUNT OF
NAME AND                            BENEFICIAL           PERCENT OF
ADDRESS                            OWNERSHIP(1)             CLASS
-------                            ------------             -----
COMMON STOCK

Carl Tong Ka Wing (2)             4,693,059 (3)(6)            9.39%
President, Secretary and
Director

Kwok Sheck Pui (2)                16,131,339(5)(6)           32.26%
Chief Operating Officer
and Director

Chou Kong Seng                    0                              0%
Director
17 Jurong Port Road
Singapore 619092

Acma Strategic Holdings Limited
17 Jurong Port Road
Singapore 619092                  27,235,602 (3)(4)          54.47%
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All Directors                     20,824,398 (3)(5)(6)       41.65%
and Officers as a Group (3 persons)


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(1)      As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or share investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

(2) The address of this person is 8/F Casey Ind. Bldg., 18 Bedford Rd., Taikoktsui, Kawloon, Hong Kong .

(3) Carl Tong Ka Wing is a 10% shareholder of Acma Strategic Holdings Limited and as such has beneficial ownership of 10% of the Registrant's shares owned by Acma Strategic Holdings Limited. In addition, Carl
         Tong Ka Wing has beneficial ownership of 1,341,633 shares being held by Acma Strategic Holdings Limited.

(4) Acma Investments Pte. Ltd., a related party, has beneficial ownership of 1,385,218 shares being held by Acma Strategic Holdings Limited.

(5) Acma Investments Pte. Ltd., has beneficial ownership of 8,131,747 shares being held by Kwok Sheck Pui.

(6) Carl Tong Ka Wing has beneficial ownership of 467,100 shares being held by Kwok Sheck Pui.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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              (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 75 days of the date of the event reported herein.

              (c)        Exhibits

                         2.      Agreement and Plan of Reorganization

                                 2.1. Share Exchange Agreement dated as of December 15, 1997, between the Registrant and Creative Master Limited


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 14, 1998                  DAVIN ENTERPRISES, INC.



                                           By:   /s/Carl Tong Ka Wing
                                                 --------------------
                                                 Carl Tong Ka Wing
                                                 President

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